UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

Yew Bio-Pharm Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-54701	26-1579105
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9460 Telstar Avenue, Suite 6 El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626)-401-9588

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of Yew Bio-Pharm Group, Inc. (herein referred to as the “Company” or “Registrant”), to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01. Change in Registrant’s Certifying Accountant

(a) On November 9, 2018, the board of directors of the Yew Bio-Pharm Group, Inc. (the “Company”) with the agreement of its auditor terminated the services MaloneBailey, LLP, its independent registered public accounting firm, (“MaloneBailey”), effective as of November 9, 2018.

The reports of MaloneBailey on the Company’s financial statements for the years ended December 31, 2017 and 2016 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. During the years ended December 31, 2017 and 2016, and in the subsequent period through November 9, 2018, there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the matter in its reports on the Company’s financial statements for such periods.

The Company provided MaloneBailey with a copy of the disclosures in the preceding paragraph and requested in writing that MaloneBailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. A copy of the letter provided by MaloneBailey is filed as exhibit 16.1 to this Current Report on Form 8-K.

(b) On November 15, 2018, the Company, based on the decision of its board of directors, approved the engagement of Simon & Edwards, LLP, Diamond Bar, California (“S&E”) to serve as the Company’s independent registered public accounting firm, commencing November 15, 2018.

During the fiscal year ended December 31, 2017 and through the date of the board of directors’ decision, the Company did not consult S&E with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from MaloneBailey, LLP to the Securities and Exchange Commission dated November 15, 2018 with respect to the disclosure in this Current Report on Form 8-K.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Yew Bio-Pharm Group, Inc.

Date: November 15, 2018	By:	/s/ Zhiguo Wang
Zhiguo Wang
President & Chief Executive Officer

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